Rule 497 (e)

333-124048,

JEFFERSON NATIONAL LIFE INSURANCE COMPANY

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G

SUPPLEMENT DATED JANUARY 11, 2013

TO PROSPECTUS DATED MAY 1, 2012

Company address change: Effective immediately the new overnight mailing address for the Company will be:

10350 Ormsby Park Place, Louisville, KY 40223

Guaranteed Minimum Death Benefit (GMDB): The GMDB may not be available in all states, or within certain plans.

Investment Options – Asset Allocation Models:

The Company now offers the following Asset Allocation Models at the below listed annual fees:

Braver Tactical Core Bond	1.00%
Braver Tactical Opportunity	1.00%
Braver Tactical Sector Rotations	1.00%
Braver Tactical Balanced	1.00%
CMG Opportunistic All Asset Strategy	1.50%
CMG System Research Treasury Bond Program	1.50%
CMG Scotia Partners Growth S&P Plus Program	1.50%

The Company is not affiliated with the sponsors of these Asset Allocation Models. The terms and conditions set forth in the prospectus regarding the JNL Asset Allocation Models apply to these Asset Allocation Models. However, the Company will not terminate your participation in any Asset Allocation Model if you or your Investment Advisor request to receive Portfolio documents in paper via U.S. Mail. While all Transaction Fees are waived in Asset Allocation Models, it is anticipated that the allocation to Transaction Fee Funds will not exceed 20% in any Asset Allocation Model.

Effective immediately Asset Allocation Models are not available to contracts which have purchased the optional Guaranteed Minimum Death Benefit.

Annuity Payments (The Annuity Period):

The Contract will automatically be forced into a fixed annuitization for a guaranteed period of ten years if you do not select an Annuity Date on or before the Annuitant attaining age 100. The terms of this required annuitization may vary by state.

Hold time changes and investment portfolio changes:

As of January 18, 2013:

•  The hold period on all Ivy Investment Options will change from 60 days to 7 days.

•  The hold period for all Janus Investment Options will change from 90 days to 7 days.

•  The hold period for the Putnam High Yield Investment Option will change from 90 days to 30 days.

The following investment option will be added to Appendix A:

Fund Name	Objective	Early Cut- Off	Hold Period
Ivy VIP Limited Term Bond	Seeks to provide current income consistent with preservation of capital		7

As of February 1, 2013, the AllianceBernstein VPS Small Cap Growth Portfolio will be closed to new investors.

403(b) Plans:

Upon Company approval, 403(b) plans may be accepted.  Without Company approval, we will not accept participant plans which do not meet the minimum requirement of a $25,000 initial contribution.  Loan provisions do not apply. Certain investment portfolios may not be available within a 403(b) plan.

Restrictions Under Section 403(b) Plans

If you own the Contract under a TSA-403(b) plan, you can only make withdrawals of amounts attributable to contributions you made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) under one of the following circumstances:

(1) when you attain age 59 1/2,

(2) when you separate from service,

(3) when you die,

(4) if you become disabled (within the meaning of Section 72(m)(7) of the Code),

(5) in the case of hardship, or

(6) made pursuant to a qualified domestic relations order, if otherwise permitted.

Withdrawals for hardship are restricted to the portion of your Contract Value which represents contributions you made and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989, and apply only to:

–	salary reduction contributions made after December 31, 1988
–	income attributable to such contributions, and
–	income attributable to amounts held as of December 31, 1988

The limitations on withdrawals do not affect rollovers or transfers between certain qualified plans. Tax penalties may also apply.

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-01.11.13